                                                                    Exhibit 10.5

               SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT
               ------------------------------------------------

          SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 17, 1998, among HOST MARRIOTT CORPORATION, a Delaware corporation ("Host Marriott"), HOST MARRIOTT HOSPITALITY, INC., a Delaware corporation ("Hospitality"), HOST MARRIOTT, L.P., a Delaware limited partnership (the "Operating Partnership"), HMC CAPITAL RESOURCES CORP., a Delaware corporation ("CRC"), the lenders (the "Banks") party to the Credit Agreement referred to below, WELLS FARGO BANK, NATIONAL ASSOCIATION, THE BANK OF NOVA SCOTIA and CREDIT LYONNAIS NEW YORK BRANCH, as Co-Arrangers (the "Co-Arrangers"), and BANKERS TRUST COMPANY, as Arranger and Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement are used herein as so defined.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Host Marriott, Hospitality, HMH Properties, Inc. (a Delaware corporation which has merged into the Operating Partnership pursuant to the HMH Merger), the Operating Partnership, CRC, the Banks, the Co-Arrangers and the Administrative Agent are parties to a Credit Agreement, dated as of June 19, 1997 and amended and restated as of August 5, 1998 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement");

          WHEREAS, the parties hereto wish to amend the Credit Agreement, and waive certain provisions thereunder, all as herein provided; and

          WHEREAS, subject to the terms and conditions set forth below, the parties hereto agree as follows;

          NOW, THEREFORE, it is agreed:

          1.  Conditions Precedent to REIT Conversion.  Section 6 of the Credit
              ---------------------------------------
Agreement is amended as follows:

              (a) Subsidiaries Mergers. Schedule IV to the Credit Agreement
                  --------------------  -----------
shall be replaced in its entirety by Schedule IV attached hereto, and all
                                     -----------
references in the Credit Agreement to Schedule IV (including, without
                                      -----------
limitation, in Section 6.01 thereof) shall be deemed to be references to
Schedule IV attached hereto.
-----------

              (b) Hospitality Liquidation. All references in the Credit
                  -----------------------
Agreement (including, without limitation, in Section 6.03 thereof) to "Hospitality Merger" shall instead be deemed to be references to "Hospitality Liquidation" and all references to "Hospitality Merger Agreement and the other Hospitality Merger

Documents" and to "Hospitality Merger Documents" shall instead be deemed to be references to "Hospitality Liquidation Documents," as each such term is defined below in this Amendment.

              (c) REIT Retained Assets.
                  --------------------

                  (i) The Credit Agreement is amended by attaching thereto a new
Schedule XI in the form of Schedule XI attached hereto, with Part I and Part II
-----------                -----------
of such Schedule XI to list certain assets expected to be owned by Holdings from
        -----------
and after the REIT Conversion Date and with Part III of such Schedule XI to list
                                                             -----------
certain assets to be contributed to SLC.

                  (ii) Section 6.04(b) of the Credit Agreement is amended as follows:

                       (A) by adding the following words after the word "Company" appearing in the second parenthetical in clause (ii) thereof:

                       "and the assets listed in Part III of  Schedule XI";
                                                 -----------

                       (B) by adding the following parenthetical after the word "Units" appearing in clause (iii) thereof:

                       "(including those equity interests in the Permitted REIT Subsidiaries listed in Part I of Schedule XI)"; and
                                      -----------

                       (C) by adding the following new clause (v) after clause
(iv) thereof and renumbering the existing clause (v) as clause (vi) thereof:

                       ", (v) any or all of the assets listed in Part II of
Schedule XI".
-----------

              (d)  Third Party Consents.
                   --------------------

                   (i)  Lender Consents.  The Credit Agreement is amended by
                        ---------------
attaching thereto a new Schedule XII in the form of Schedule XII attached
                        ------------                ------------
hereto, which Schedule XII lists certain Indebtedness of Holdings and its
              ------------
Subsidiaries which is not expected to be repaid in connection with the REIT Transaction and with respect to which a required consent of the applicable lender to one or more components of the REIT Transaction (each a "Lender Consent") has not been obtained as of December 16, 1998.

                   (ii) Ground Leases. The Credit Agreement is amended by
                        -------------
attaching thereto a new Schedule XIII in the form of Schedule XIII attached
                        -------------                -------------
hereto, which Schedule XIII lists ground leases with respect to certain Hotel
              -------------
Properties with respect to which a required consent of the applicable landlord to one or more components of the REIT Transaction (each a "Landlord Consent") has not been obtained as of December 16, 1998.

                  (iii)  Section 6.08(b) of the Credit Agreement is amended by
(i) deleting the third parenthetical appearing therein and replacing it with the following new parenthetical:

     "(other than (i) Lender Consents with respect to Indebtedness listed on

     Schedule XII in an aggregate principal amount at any time not to exceed the
     ------------
     Total Unutilized Revolving Loan Commitment at such time, (ii) (I) Landlord Consents with respect to the ground leases listed in Part I of Schedule
                                                                    --------
     XIII, (II) until March 31, 1999, Landlord Consents with respect to the
     ----
     ground leases listed in Part II of Schedule XIII and (III) until December
                                        -------------
     31, 1999, Landlord Consents with respect to the ground leases listed in
     Part III of Schedule XIII and (iii) any other approvals and/or consents
                 -------------
     relating to the REIT Transaction or the other transactions contemplated by the REIT Transaction Documents where the failure to obtain the same, either individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the REIT Transaction or on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, the Borrower, Holdings and its Subsidiaries taken as a whole or the Borrower and its Subsidiaries taken as a whole)";

and (ii) inserting the following new sentence at the end thereof:

     "Each Principal Credit Party represents and warrants that the failure to obtain any of the Lender Consents and/or Landlord Consents referred to above in this Section 6.08(b) could not, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the REIT Transaction or on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, the Borrower, Holdings and its Subsidiaries taken as a whole or the Borrower and its Subsidiaries taken as a whole."

          (e) REIT Transaction.  Notwithstanding anything to the contrary
              ----------------
contained in Section 6 or elsewhere in the Credit Agreement, Holdings and its Subsidiaries shall be entitled to undertake any component of the REIT Transaction (including, without limitation, the E&P Distribution) whether or not all components of the REIT Transaction are ultimately completed and whether or not the REIT Conversion and the REIT Conversion Date ever occur, although Holdings and its Subsidiaries hereby covenant and agree to use all commercially reasonable best efforts to effectuate the REIT Conversion once the SLC Spinoff and the first part of the E&P Distribution have occurred.

          2.  Representations and Warranties.
              ------------------------------

              (a) Management Agreements, Franchise Agreements, Operating Leases,
                  -------------------------------------------------------------
Ground Leases; REIT Transaction.  The representations and warranties contained
-------------------------------
in Section 7.22, Section 7.24 or elsewhere in the Credit Agreement (other than the representation and warranty contained in Section 6.08(b) thereof as modified hereby) shall be deemed true and correct in all material respects at any time made or deemed made notwithstanding (i) the failure to obtain any Lender Consent as permitted by Section 6.08(b), (ii) the failure to obtain any Landlord Consent as permitted by Section 6.08(b) and (iii) the failure to obtain any other approval and/or consent as permitted by Section 6.08(b), in each case so long as (A) no independent Default or Event of Default would otherwise occur under Section 10.03, 10.04, 10.10, 10.11 or 10.13 of the Credit Agreement (as modified hereby) as a result of the failure to obtain any Lender Consent, any Landlord Consent and/or any such other approval and/or consent and (B) the failure to obtain any Lender Consent, any Landlord Consent and/or any such other approval and/or consent, either individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the REIT Transaction or on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, the Borrower, Holdings and its Subsidiaries taken as a whole or the Borrower and its Subsidiaries taken as a whole.

              (b) Status as a REIT. Section 7.25 of the Credit Agreement is
                  ----------------
amended by replacing the words "in a position to qualify" therein with the words "organized in conformity with the requirements for qualification".

          3.  Blackstone Acquisition.  Schedule III to the Credit Agreement
              ----------------------   ------------
shall be replaced in its entirety by Schedule III attached hereto, and all
                                     ------------
references in the Credit Agreement to Schedule III shall be deemed to be
                                      ------------
references to Schedule III attached hereto.
              ------------

          4.  Indebtedness.
              ------------

              (a) Section 9.04 of the Credit Agreement is amended by (i) deleting the word "and" appearing at the end of clause (xi) thereof, (ii) deleting the period appearing at the end of clause (xii) thereof and inserting a semi-colon in lieu thereof and (iii) inserting the following new clauses (xiii),
(xiv) and (xv) immediately following clause (xii) thereof:

              "(xiii) Contingent Obligations of the Borrower or any of its Subsidiaries under an Operating Lease or any agreement entered into in connection therewith, including, without limitation, the obligations listed on Schedule XIV (to the extent such obligations constitute Contingent
        ------------
     Obligations);

               (xiv) Contingent Obligations of the Borrower or any of its Subsidiaries to Host REIT or any Subsidiary of Host REIT in respect of (I) the QUIPs Debt or (II) Indebtedness of Host REIT incurred under the REIT Transaction Documents; and

               (xv) Contingent Obligations of the Borrower or any of its Subsidiaries in respect of Indebtedness of any Subsidiary of the Borrower otherwise permitted under this Section 9.04 to any mortgage lender of Indebtedness with respect to any Hotel Property in an aggregate principal amount not to exceed $50,000,000."

               (b) The Credit Agreement is amended by inserting as Schedule XIV
                                                                   ------------
thereto a new Schedule XIV in the form of Schedule XIV attached hereto, which
              ------------                ------------
Schedule XIV lists certain obligations in respect of which the Borrower or any
------------
Subsidiary thereof may be liable under an Operating Lease or any agreement entered into in connection therewith.

           5.  Unencumbered EBITDA Ratio.  Section 9.12(b) of the Credit
               -------------------------
Agreement is amended by changing the Unencumbered EBITDA Ratio applicable to the Test Period corresponding to the fiscal quarter ending closest to December 31, 1998 from 0.425:1.00 to 0.40:1.00.

           6.  Business.  Section 9.16 of the Credit Agreement is amended by
               --------
deleting the first sentence of clause (b) thereof in its entirety and inserting the following new sentence in lieu thereof:

                   "Notwithstanding anything to the contrary contained in this Agreement, from and after the REIT Conversion Date, Holdings will not engage in any business activities, will not have any significant assets other than (i) any or all of the assets listed in Part I or Part II of

     Schedule XI, (ii) the ownership of the OP Units of the Borrower (or
     -----------
     interests in Subsidiaries whose assets are OP Units, including, without limitation, those Subsidiaries listed in Part I of Schedule XI) and (iii)
                                                        -----------
     de minimis equity interests in Subsidiaries of the Borrower (other than a Subsidiary Guarantor), and will not have any significant liabilities other than (A) those under this Agreement, (B) those under the other Documents to which it is a party, (C) pre-existing liabilities (including contingent liabilities) of Holdings at the time of the REIT Conversion (which liabilities will be assumed by the Operating Partnership but which may still remain liabilities of Holdings) and (D) liabilities relating to the assets set forth in Part I or Part II of Schedule XI."
                                              -----------

           7.  Certain Lender Consent and Landlord Consent Matters.
               ---------------------------------------------------

               (a) Default Under Other Agreements. Notwithstanding anything to
                   ------------------------------
the contrary contained in Section 10.04 or elsewhere in the Credit

Agreement, from and after the distribution of the SLC stock in the SLC Spinoff and until March 31, 1999, (i) no failure to obtain a Lender Consent with respect to any Indebtedness listed on Schedule XII attached hereto shall give rise to a
                              ------------
Default or an Event of Default so long as (A) the aggregate principal amount of such Indebtedness at any time does not exceed the Total Unutilized Revolving Loan Commitment at such time, (B) no event of default shall have occurred under the Senior Note Indenture as a result thereof, (C) the failure to obtain any Lender Consent, either individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the REIT Transaction or on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of Holdings, the Borrower, Holdings and its Subsidiaries taken as a whole or the Borrower and its Subsidiaries taken as a whole, (D) such Indebtedness shall not have become due prior to its stated maturity and shall not have been declared due and payable, and shall not have been required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, unless the Borrower shall be able to satisfy all the conditions precedent to the incurrence of additional Revolving Loans (assuming the proceeds of such borrowing were used to repay such Indebtedness) for so long as such condition exists and (E) the Borrower complies with its obligations under paragraph 8(a) of this Amendment and (ii) no failure to obtain a Landlord Consent which would result in an Event of Default relating to any Indebtedness of Holdings or any of its Subsidiaries under Section 10.04 of the Credit Agreement (prior to giving effect to this paragraph 7(a)(ii)) shall give rise to a Default or an Event of Default so long as (A) such Indebtedness shall not have become due prior to its stated maturity and shall not have been declared due and payable, and shall not have been required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof,
(B) no lender in respect of such Indebtedness shall have taken any enforcement action in respect thereof (other than delivery of a notice of default), (C) no event of default shall have occurred under the Senior Note Indenture as a result thereof and (D) the Borrower complies with its obligations under paragraph 8 of this Amendment. Unless the Required Banks otherwise agree in writing, on April 1, 1999 the provisions of this paragraph 7(a) and the waivers effected hereby shall cease to be of any further force or effect.

          (b) Adjustment to EBITDA for Terminated Ground Leases.
              -------------------------------------------------
Notwithstanding anything to the contrary contained in the Credit Agreement, the following provisions shall apply with respect to those ground leases with respect to which Landlord Consents are required but have not been obtained. If any litigation commences with respect to any such ground lease as a result of the failure to obtain the applicable Landlord Consent and a final judgment is rendered against the Borrower or its applicable Subsidiary in such litigation (whether or not such judgment is appealable) and the result of such judgment is that the Borrower or its applicable Subsidiary either is required to pay damages of $1,000,000 or more or the applicable ground lease is terminated and the Borrower or its applicable Subsidiary must vacate the respective Hotel Property, then:

          (i) if only one (1) such ground lease is subject to such an adverse judgment, then for purposes of determining Consolidated EBITDA under the Credit Agreement, fifty percent (50%) of the portion of such Consolidated EBITDA attributable to all ground leases subject to any such litigation (whether or not any adverse judgment has been rendered) shall be excluded from such calculation;

          (ii) if two (2) such ground leases are subject to such an adverse judgment, then for purposes of determining Consolidated EBITDA under the Credit Agreement, seventy-five percent (75%) of the portion of such Consolidated EBITDA attributable to all ground leases subject to any such litigation (whether or not any adverse judgment has been rendered) shall be excluded from such calculation;

          (iii) if three (3) such ground leases are subject to such an adverse judgment, then for purposes of determining Consolidated EBITDA under the Credit Agreement, all of such Consolidated EBITDA attributable to all ground leases subject to any such litigation (whether or not any such adverse judgment has been rendered) shall be excluded from such calculation; and

          (iv) if it is determined in a final judgment of a court of competent jurisdiction that the Borrower or its applicable Subsidiary must vacate a Hotel Property or the Borrower or its applicable Subsidiary consents thereto in writing, following the date on which any such final judgment is no longer being appealed and all rights of appeal have been exhausted, then, in addition to the provisions of the preceding clauses (i), (ii) or (iii), as applicable, one-hundred percent (100%) of the portion of Consolidated EBITDA attributable to such Hotel Property shall be excluded from the calculation of Consolidated EBITDA under the Credit Agreement.

          (c)   Default Upon Termination of Ground Leases.  Notwithstanding
                -----------------------------------------
anything to the contrary contained in the Credit Agreement, upon the effective termination of a ground lease listed on Schedule XIII and the loss by the
                                        -------------
Borrower or its applicable Subsidiary of the right to the continued use of the respective Hotel Property (as finally determined by a court of competent jurisdiction and after such final judgment is no longer being appealed or all rights of appeal have been exhausted or as otherwise consented to in writing by the Borrower or such Subsidiary, as the case may be) as a result of a failure to obtain the applicable Landlord Consent, it shall be an Event of Default if the sum of:

                (i) the amount of Consolidated EBITDA attributable to the Hotel Property which was subject to such ground lease, determined for the most recently ended Test Period; plus

                (ii) the amount of Consolidated EBITDA attributable to each other Hotel Property which was subject to a ground lease listed on

Schedule XIII and which was effectively terminated or with respect to which the
-------------
Borrower or its applicable Subsidiary lost the right to the continued use of the respective Hotel Property (as finally determined by a court of competent jurisdiction and after such final judgment is no longer being appealed or all rights of appeal have been exhausted or as otherwise consented to in writing by the Borrower or such Subsidiary, as the case may be) as a result of a failure to obtain the applicable Landlord Consent, determined for each such Hotel Property for the Test Period ending on the most recent March 31, June 30, September 30 or December 31 occurring prior to the effective termination of such ground lease;

exceeds five percent (5%) of Consolidated EBITDA for the most recently ended Test Period (without giving effect to any reduction in such Consolidated EBITDA pursuant to paragraph 7(b) above).

          8.  Reserves under the Credit Agreement, etc..
              -----------------------------------------

              (a) Notwithstanding anything to the contrary contained in the Credit Agreement, until such time as all of the Lender Consents have been obtained and/or the Indebtedness in respect thereof has been repaid in full, the Borrower shall not be permitted to incur any Revolving Loans under the Credit Agreement to the extent that the amount of the Total Unutilized Revolving Loan Commitment after giving effect to the incurrence of such Revolving Loans would be less than (A) if prior to December 29, 1998, the lesser of (x) $600,000,000 and the amount necessary to repay in full all Indebtedness in respect of which Lender Consents have not been so obtained and (B) if on or after December 29, 1998, the amount necessary to repay in full all Indebtedness in respect of which Lender Consents have not been so obtained (although the Borrower shall be permitted to incur Revolving Loans the proceeds of which are used to repay all or any part of any such Indebtedness). In addition, (I) within 10 days after the last day of each month, commencing with the month ending December 31, 1998, the Borrower covenants and agrees to deliver to the Administrative Agent a status report identifying those Lender Consents which have theretofore been obtained as well as those Lender Consents which still need to be obtained and (II) together with each delivery of a Notice of Borrowing pursuant to Section 1.03 of the Credit Agreement, a status report showing the information set forth in the preceding clause (I) as well as the amount of the Total Unutilized Revolving Loan Commitment at such time, in each case until such time as all Lender Consents have been obtained or the underlying Indebtedness has been repaid in full.

          (b) Within 10 days after the last day of each month, commencing with the month ending December 31, 1998, the Borrower covenants and agrees to deliver to the Administrative Agent a status report identifying those Landlord Consents which have theretofore been obtained as well as those Landlord Consents which still need to be obtained until such time as all Landlord Consents (other than those listed in Part I of Schedule XIII) have been obtained.
                          -------------

          9.  Definitions.  Section 11.01 of the Credit Agreement is amended as
              -----------
follows:

              (a) Deletion of Hospitality Merger, etc.. The following
                  ------------------------------------
definitions shall be deleted from Section 11.01 of the Credit Agreement in their entirety:

                  (i)    Hospitality Merger;

                  (ii)   Hospitality Merger Agreement; and

                  (iii)  Hospitality Merger Documents

              (b) Addition of Hospitality Liquidation, etc..  The following new
                  -----------------------------------------
definitions shall be inserted into Section 11.01 of the Credit Agreement in the correct alphabetical order:

                  "Hospitality Liquidation" shall mean the liquidation of Hospitality into Host Marriott in accordance with applicable law and the Hospitality Liquidation Documents.

                  "Hospitality Liquidation Documents" shall mean all agreements and documents related to the Hospitality Liquidation.

              (c) SLC.  The definition of "SLC" is amended in its entirety as
                  ---
follows (and the definition of "SLC" appearing in Section 6.04(a) shall be deemed to be modified accordingly):

                  "SLC" shall mean Crestline Capital Corporation (formerly known as HMC Senior Communities, Inc.).

              (d) E&P Distribution. The definition of "E&P Distribution" is
                  ----------------
amended in its entirety as follows:

                  "E&P Distribution" shall mean, collectively, one or more distributions to the shareholders of Host Marriott and/or Host REIT of cash, securities or other property, with a cumulative aggregate value up to the amount estimated in good faith by Host Marriott or Host REIT from time to time as being necessary to assure that Host Marriott and Host REIT have distributed the accumulated earnings and profits (as referenced in Section 857(a)(2)(B) of the Code) of Host Marriott as of the last day of the first taxable year for which Host REIT's election to be taxed as a real estate investment trust is effective. Notwithstanding any other provision of this Agreement to the contrary, the E&P Distribution may include shares of common stock or redeemable preferred stock of Host REIT (and the Borrower may issue OP Units corresponding to such shares), and, if redeemable preferred stock is issued in connection with the E&P Distribution, Host REIT shall be permitted to redeem (and within 60 days after the issuance thereof shall redeem) such redeemable preferred shares (and Borrower shall be permitted to redeem the corresponding OP Units) in accordance with the terms thereof, provided that the amount of such redemption obligation
                    --------
     actually paid in cash shall be included in the limit on the portion of the E&P Distribution payable in cash as set forth in Section 9.03(b).

          (e) Permitted REIT Subsidiary.  The definition of "Permitted REIT
              -------------------------
Subsidiary" is amended in its entirety as follows:

              "Permitted REIT Subsidiary" shall mean those entities listed in
     Part I of Schedule XI or a Wholly-Owned Subsidiary of Holdings established
               -----------
     or existing solely for the purpose of holding de minimis equity interests in Subsidiaries of the Borrower or OP Units.

          (f) REIT Transaction.  The definition of "REIT Transaction" is amended
              ----------------
as follows:

              (i) clause (vii) thereof shall be deleted in its entirety and replaced by the following new clause (vii):

                  "the acquisition by the Operating Partnership and its Subsidiaries of substantially all of the assets of Holdings and its Subsidiaries other than any or all of the assets listed on Schedule XI and
                                                                -----------
     the assets constituting the SLC Spinoff and the E&P Distribution"; and

              (ii) the following words shall be added at the end thereof:

                   "for its first taxable year commencing after the REIT Conversion Date."

          (g) Subsidiary.  The definition of "Subsidiary" is amended in its
              ----------
entirety as follows:

              "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person, (ii) any partnership, limited liability company, association, joint venture or other entity (other than a corporation) in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time and (iii) any partnership in which such Person or one or more Subsidiaries of such Person is, at the time, a general partner and which is controlled by such Person in a manner sufficient to permit its financial statements to be consolidated with the financial statements of such Person in conformance with generally accepted accounting principles and the financial statements of which are so consolidated, provided that the term Subsidiary shall include for all purposes of this Agreement any Non-Controlled Entity (including its Subsidiaries for this purpose) if the Borrower has elected to treat such Non-Controlled Subsidiary as a Subsidiary under this Agreement, but only so long as the terms of the organizational documents of any such Non-Controlled Entity expressly require that at any time that an Event of Default exists and is continuing, such Non-Controlled Entity will pay, and will cause each of its Subsidiaries to pay, on a quarterly basis, the maximum amount of cash Dividends that such Non-Controlled Entity and/or any such Subsidiary is permitted to pay under applicable law and under contractual restrictions contained in any agreement or instrument evidencing, securing or relating to Indebtedness for borrowed money to which such Non-Controlled Entity or any Subsidiary thereof is a party or by which any of its assets are subject or bound and which is permitted to be incurred under this Agreement (although each such Non-Controlled Entity or any Subsidiary thereof may retain, and not pay as a Dividend, cash in an amount that such Non-Controlled Entity or such Subsidiary reasonably determines is necessary to meet its current liabilities and expenses as well as to make current anticipated Capital Expenditures). An election pursuant to this definition with respect to any Non-Controlled Entity shall be made on not less than ten Business Days prior written notice to the Administrative Agent and may not be made to the extent that a Default or an Event of Default then exists or would result from such an election.

          (h) Addition of Definitions of Landlord Consent and Lender Consent.
              --------------------------------------------------------------
The following new definitions shall be inserted into Section 11.01 of the Credit Agreement in the correct alphabetical order:

              "Landlord Consent" shall have the meaning provided in paragraph 1(d)(ii) of the Second Amendment and Consent, dated as of December 17, 1998, to this Agreement.

              "Lender Consent" shall have the meaning provided in paragraph 1(d)(i) of the Second Amendment and Consent, dated as of December 17, 1998, to this Agreement.

      10. Effective Date.  This Amendment shall become effective on the
          --------------
date (the "Second Amendment Effective Date") when (i) Host Marriott, Hospitality, CRC, the Operating Partnership and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (ii) Host Marriott and/or the Borrower shall have paid to each Bank that has signed a counterpart to this Amendment and delivered the same to the Administrative Agent at the Notice Office on or prior to 12:00 Noon (New York time) on December 17, 1998 an amendment fee equal to 7.5 basis points on the amount of each such Bank's outstanding Term Loans and Revolving Loan Commitment on December 17, 1998.

          11.  Bring-Down of Representations and Warranties; No Default.  In
               --------------------------------------------------------
order to induce the Banks to enter into this Amendment, each Credit Party party hereto represents and warrants that (i) the representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date, after giving effect to this Amendment, and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date, after giving effect to this Amendment.

          12.  Scope of Amendment.  This Amendment is limited as specified and
               ------------------
shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          13.  Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          14.  Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
               -------------
THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          15.  Amendment to Credit Agreement.  From and after the Second
               -----------------------------
Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                 *  *  *  *  *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                            HOST MARRIOTT CORPORATION


                            By:
                                  -----------------------------
                               Title:

                            HOST MARRIOTT HOSPITALITY, INC.


                            By:
                                  -----------------------------
                               Title:

                            HOST MARRIOTT, L.P.
                            By:  HMC Real Estate LLC,
                                 its General Partner

                            By:
                                  -----------------------------
                               Title:

                            HMC CAPITAL RESOURCES CORP.


                            By:
                                  -----------------------------
                               Title:

                            BANKERS TRUST COMPANY,
                            Individually and as Arranger and
                            Administrative Agent

                            By:
                                  -----------------------------
                              Title:

                            WELLS FARGO BANK, NATIONAL ASSOCIATION, Individually
                             and as Co-Arranger



                            By:
                                  -----------------------------
                              Title:

                            THE BANK OF NOVA SCOTIA,
                             Individually and as Co-Arranger


                            By:
                                  -----------------------------
                              Title:

                            CREDIT LYONNAIS NEW YORK BRANCH, Individually and as
                              Co-Arranger


                            By:
                                  -----------------------------
                              Title:

                            BARCLAYS BANK PLC


                            By:
                                  -----------------------------
                              Title:

                            CITICORP USA, INC.


                            By:
                                  -----------------------------
                              Title:

                           NATIONSBANK, N.A.


                            By:
                                  -----------------------------
                              Title:

                            SOCIETE GENERALE, SOUTHWEST AGENCY


                            By:
                                  -----------------------------
                              Title:

                            THE BANK OF NEW YORK


                            By:
                                  -----------------------------
                              Title:

                            DEUTSCHE BANK AG NEW YORK BRANCH AND/OR CAYMAN
                              ISLAND BRANCH


                            By:
                                  -----------------------------
                              Title:

                            By:
                                  -----------------------------
                              Title:

                            DLJ CAPITAL FUNDING, INC.


                            By:
                                  -----------------------------
                              Title:

                            THE FIRST NATIONAL BANK OF CHICAGO


                            By:
                                  -----------------------------
                              Title:

                            AMSOUTH BANK


                            By:
                                  -----------------------------
                              Title:

                            BANK OF AMERICA NT&SA


                            By:
                                  -----------------------------
                              Title:

                            RIGGS BANK N.A.


                            By:
                                  -----------------------------
                              Title:

                            BANK OF HAWAII


                            By:
                                  -----------------------------
                              Title:

                            FIRST AMERICAN BANK TEXAS, S.S.B.


                            By:
                                  -----------------------------
                              Title:

                            FIRST COMMERCIAL BANK, NEW YORK AGENCY


                            By:
                                  -----------------------------
                              Title:


                            MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                            By:
                                  -----------------------------
                              Title:


                            THE INTERNATIONAL COMMERCIAL BANK OF CHINA,
                              NEW YORK AGENCY


                            By:
                                  -----------------------------
                              Title:


                            CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH


                            By:
                                  -----------------------------
                              Title:

                            CONSECO LIFE INSURANCE COMPANY


                            By:
                                  -----------------------------
                              Title:

                            BANK LEUMI USA


                            By:
                                  -----------------------------
                              Title:

                            By:
                                  -----------------------------
                              Title:

                            KZH-CNC CORPORATION


                            By:
                                  -----------------------------
                              Title:

                            ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG


                            By:
                                  -----------------------------
                              Title:

                            By:
                                  -----------------------------
                              Title: